UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2015 (July 2, 2015)

21ST CENTURY ONCOLOGY

HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

Securities Contribution and Purchase Agreement

On July 2, 2015, 21st Century Oncology Holdings, Inc. (the “Company”) completed its purchase of the remaining 35% of the equity interests in SFRO Holdings, LLC, a Florida limited liability company (“SFRO”), that it did not already own (the “SFRO Acquisition”). The purchase was completed pursuant to a Securities Contribution and Purchase Agreement (the “Purchase Agreement”), by and among 21C East Florida, LLC (“21C East Florida”), a wholly-owned subsidiary of the Company; 21st Century Oncology Investments, LLC (“21CI”), the Company’s sole common stockholder; Kishore Dass, M.D., Seema Dass 2014 GRAT, dated May 13, 2014, Ben Han, M.D., and Rajiv Patel (the “Sellers”); and SFRO.

Pursuant to the Purchase Agreement, the Sellers contributed a portion of their equity interests in SFRO (the “Contributed Equity”) to 21CI in exchange for $19.0 million of 21CI’s SFRO Preferred Units and the remaining portion of their equity interests in SFRO to 21C East Florida in exchange for $15.0 million in cash and promissory notes issued by the Company with an aggregate principal amount of $15.0 million of 10% Subordinated Unsecured PIK Notes due 2019 (the “Notes”). For additional information on the Notes, see “—Promissory Notes.”

Pursuant to the Purchase Agreement, 21CI contributed the Contributed Equity to the Company in exchange for 31 shares of the Company’s common stock. The Company subsequently contributed the Contributed Equity to 21st Century Oncology, Inc., which in turn contributed (i) 93% of the Contributed Equity to 21C East Florida and (ii) 7% of the Contributed Equity (the “Acquisition Equity”) to 21st Century of Florida Acquisition, LLC (“21C Acquisition”).  21C Acquisition subsequently contributed the Acquisition Equity to 21C East Florida.  Following the closing of the SFRO Acquisition, the Company, through 21C East Florida, owns 100% of the equity interests in SFRO.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Promissory Notes

As described above, in connection with the SFRO Acquisition, the Company issued promissory notes on July 2, 2015 to each of the Sellers, with an aggregate principal amount of $15.0 million. The Notes accrue interest at a rate of 10% per annum, which will be capitalized quarterly and added to the outstanding principal amount. The Notes mature on June 30, 2019 and may be prepaid (i) at the Company’s election, in part or in whole, without penalty, any time following 18 months after the issue date or (ii) at the election of the holders of a majority of the Notes outstanding in the event that the Company has completed certain refinancing transactions with respect to its existing notes and outstanding indebtedness under its credit agreement and 18 months have elapsed since the issue date. The Notes also provide for certain pre-payments and premiums payable to the holders based on certain milestones being achieved, which could entitle the holders of the Notes to up to an additional $4.5 million in the aggregate.

The Notes are unsecured and subordinated to the Company’s existing notes and outstanding indebtedness under the Company’s credit agreement and include customary events of default for notes of this type.

The foregoing description of the Notes is qualified in its entirety by reference to such documents, a form of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Sixth Amended and Restated Limited Liability Company Agreement of 21st Century Oncology Investments, LLC

As described above, in connection with the SFRO Acquisition, the Sellers contributed the Contributed Equity to 21CI in exchange for $19.0 million of 21CI’s SFRO Preferred Units pursuant to a Sixth Amended and Restated Limited Liability Company Agreement of 21CI, dated as of July 2, 2015, which was amended and restated to include the SFRO Preferred Units (the “Operating Agreement”).  Pursuant to the Operating Agreement, distributable assets of 21CI shall be distributed first, until such time as there have been $19.0 million in aggregate distributions, 100% to the holders of SFRO Preferred Units, pro rata in accordance with the respective number of SFRO Preferred Units held by each such unitholder immediately prior to such distribution. Upon an initial public offering of the

Company, the holders of SFRO Preferred Units shall have the right at their written election to receive shares of common stock of the Company in exchange for the SFRO Preferred Units, based on the dollar amount that such holders would be entitled to receive had an amount equal to the equity value of the Company (as implied by the price per share of common stock of the Company paid by the public in such public offering) been distributed to such holders pursuant to the distribution provisions of the Operating Agreement, after taking into account all prior distributions (including any proceeds of any public offering).

The foregoing description of the Operating Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Notes included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02                   Unregistered Sales of Equity Securities.

The description of the Purchase Agreement and the completion of the transactions contemplated thereby included in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The issuance of 31 shares of the Company’s common stock to 21CI in connection with the SFRO Acquisition was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01                   Regulation FD Disclosure.

On July 8, 2015, the Company issued a press release announcing the SFRO Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives.  These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, but not limited to reductions in Medicare reimbursement, healthcare reform, decreases in payments by managed care organizations and other commercial payers and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission.  Readers of this Current Report are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1

Securities Contribution and Purchase Agreement, dated as of July 2, 2015, by and among 21C East Florida, LLC, 21st Century Oncology Investments, LLC, Kishore Dass, M.D., Ben Han, M.D., Rajiv Patel and SFRO Holdings, LLC*

4.1	Form of Subordinated Unsecured PIK Notes due 2019 issued by 21st Century Oncology Holdings, Inc.

10.1	Sixth Amended and Restated Limited Liability Company Agreement of 21st Century Oncology Investments, LLC, effective as of July 2, 2015

99.1	Press Release, dated July 8, 2015

*                 Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21st CENTURY ONCOLOGY HOLDINGS, INC.

Date: July 8, 2015	By:	/s/ Joseph Biscardi
		Name:	Joseph Biscardi
		Title:	SVP, Assistant Treasurer, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Securities Contribution and Purchase Agreement, dated as of July 2, 2015, by and among 21C East Florida, LLC, 21st Century Oncology Investments, LLC, Kishore Dass, M.D., Ben Han, M.D., Rajiv Patel and SFRO Holdings, LLC*

4.1	Form of Subordinated Unsecured PIK Notes due 2019 issued by 21st Century Oncology Holdings, Inc.

10.1	Sixth Amended and Restated Limited Liability Company Agreement of 21st Century Oncology Investments, LLC, effective as of July 2, 2015

99.1	Press Release, dated July 8, 2015

*                 Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.